                                                                  EXHIBIT 10.225

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

       This First Amendment to Loan and Security Agreement (this "AMENDMENT") is made and entered into as of November 30, 2000, by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("BORROWER"), and DORFINCO CORPORATION, a Delaware corporation ("LENDER").

                               FACTUAL BACKGROUND

       A. Under a Loan and Security Agreement dated as of August 12, 1998, between Lender as lender and Borrower as borrower (as now or hereafter amended, the "LOAN AGREEMENT"), Lender agreed to make a loan in the principal amount of Four Million and 00/100 Dollars ($4,000,000.00) (as defined in the Loan Agreement and herein, the "LOAN") to Borrower. Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement.

       B. The Loan is guaranteed by Mego Financial Corp., a New York corporation ("GUARANTOR"), in accordance with that certain Guaranty Agreement, dated August 12, 1998, from Guarantor to Lender.

       C. Borrower is a wholly-owned subsidiary corporation of Guarantor. It is of material and substantial benefit to Guarantor that the Loan was made to Borrower, and each of Guarantor and Borrower acknowledges that it has received full and adequate consideration for the incurrence by it of the obligations to Lender as set forth in this Amendment.

       D. Certain intra-company debt obligations of Borrower to Guarantor have been subordinated to the repayment by Borrower of the Loan in accordance with that certain Subordination Agreement, dated August 12, 1998, among Guarantor, Borrower and Lender.

       E. Pursuant to paragraph 4 of the Note, Borrower elected to extend the term of the Loan for the Extended Term (as defined in the Note) to the Extended Maturity Date.

       F. This Amendment is a "LOAN DOCUMENT" as defined in the Loan Agreement.

       G. Lender and Borrower entered into a letter agreement dated as of September 18, 2000 (the "LETTER AGREEMENT"), pursuant to which they agreed, inter alia, that certain terms and provisions relating to the Loan Agreement, the Note, the Subordination Agreement and the Deed of Trust were amended and that Lender, Borrower and/or Guarantor would enter into this Amendment and the other amendments required hereunder to reflect the amendments and agreements set forth in the Letter Agreement.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. RECITALS. The recitals set forth above in the Factual Background are true, accurate and correct.

       2. REAFFIRMATION OF LOAN AGREEMENT AND LOAN DOCUMENTS. Borrower reaffirms all of its obligations under the Loan Agreement and the Loan Documents, and Borrower acknowledges that it has no claims, offset or defenses with respect to the payment of any sum due under the Loan Agreement or any other Loan Documents. Borrower hereby acknowledges and regrants for the benefit of Lender all of the grants of liens, encumbrances and security interests and the assignments contained in the Loan Agreement and the other Loan Documents.

       3. AMENDMENT. The Loan Agreement is hereby amended as follows:

              (a) The third full paragraph under "WITNESSETH:" on the first page of the Loan Agreement is hereby amended and restated in its entirety as follows:

                            NOW, THEREFORE, IN CONSIDERATION of the mutual
                     covenants and promises of the parties and subject to the following terms and conditions, Borrower agrees to borrow from Lender, and Lender agrees to loan to Borrower, the Loan for the purposes provided herein. The Loan shall be evidenced by a Promissory Note bearing even date herewith, as amended by that certain First Amendment to Promissory Note, dated as of November 30, 2000 (as amended, the "NOTE"), and repayment thereof shall be secured by a Deed of Trust, Security Agreement and Fixture Filing, as amended by that certain First Amendment to Deed of Trust, Security Agreement and Fixture Filing, dated as of November 30, 2000 (as amended, the "DEED OF TRUST"), this Agreement and, as described in on Exhibit "B" hereof, that certain loan and security agreement and that certain deed of trust, pursuant to a First Amendment to Loan and Security Agreement and a Third Amendment to Deed of Trust, respectively (collectively, the "AMENDMENTS"), and guaranteed by MEGO Financial Corp., a New York corporation (the "GUARANTOR"), by the execution of a Guaranty Agreement in form and content acceptable to Lender (the "GUARANTY"). This Agreement, the Note, the Deed of Trust, the Amendments, the Guaranty, any assignment of rents or leases, or both, and any and all other documents now or hereafter executed by Borrower or any other affiliated person or party in connection with or to evidence or secure payment of the Loan are sometimes hereafter collectively referred to as the "LOAN DOCUMENTS".

              (b) Section A.5 is hereby amended and restated in its entirety as follows:

                     MATURITY DATE. The outstanding principal balance of the Loan, together with all accrued and unpaid interest then due and owing and any other amounts then due and owing under any of the Loan Documents, shall be due and payable on December 31, 2001.

              (c) A new Section B.7 is hereby added to the Loan Agreement:

                            B.7 PAYMENTS TO GUARANTOR AND ITS SHAREHOLDERS
                     PROHIBITED. From and after the occurrence of any failure by Borrower to make the payments when due under Section 4 of the Note or the failure by Borrower to pay the entire outstanding principal balance of the Note, together with accrued but unpaid interest thereon, on the Maturity Date (regardless of whether Lender elects to exercise any of its remedies with respect to any such failure under any of the Loan Documents), Borrower shall not directly or indirectly, permit any payment, prepayment or redemption to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, of Borrower to Guarantor or any shareholder of Guarantor without the prior written consent of Lender.

       4. CONDITIONS PRECEDENT. Before this Amendment becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at Lender's sole cost and expense in a manner acceptable to Lender in the exercise of Lender's sole judgment:

              (a) Documents. Lender shall have received fully executed and acknowledged originals of this Amendment, the attached consent signed by Guarantor, the First Amendment to Promissory Note in the form attached hereto as Exhibit "A", the First Amendment to Subordination Agreement in the form attached hereto as Exhibit "B", the First Amendment to Deed of Trust, Security Agreement and Fixture Filing in the form attached hereto as Exhibit "C", and any other documents which Lender may require or request in accordance with this Amendment or the other Loan Documents.

              (b) Payments. Lender shall have received payment of an amendment fee in the amount of Thirty Three Thousand and 00/100 Dollars ($33,000.00), and reimbursement, in immediately available funds, of all costs and expenses incurred by Lender in connection with this Amendment, including charges for title insurance (including endorsements), recording, filing and escrow charges, fees for appraisal services, and legal fees and expenses of Lender's counsel. Such costs and expenses may include the actual costs for services for Lender's in-house staffs, such as legal and appraisal services.

       5. BORROWER'S REPRESENTATION AND WARRANTIES. Borrower represents and warrants to Lender as follows:

              (a) Accuracy. All representations and warranties made and given by Borrower herein are true, accurate and correct.

              (b) No Default. No Default or Event of Default has occurred and is continuing under the Loan Agreement or this Amendment, and no event has occurred and is continuing which, with notice or the passage of time or both, would be a Default or Event of Default.

              (c) Property. Borrower continues to lawfully possess and hold title to the property encumbered by the Loan Agreement, as amended by this Amendment, and the other Loan Documents, and the security interests, collateral assignments and other collateral transfers made by Borrower in the Loan Agreement and the other Loan Documents as amended constitute a first and prior security interest encumbering that property, subject to permitted exceptions to title approved by Lender.

       6. NO PREJUDICE: RESERVATION OF RIGHTS. This Amendment shall not prejudice any rights or remedies of Lender under the Loan Documents. Lender reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the promissory note secured by the Loan Agreement and the other Loan Documents.

       7. NO IMPAIRMENT. Except as specifically hereby amended, the Loan Agreement shall remain unaffected by this Amendment, and the Loan Agreement shall remain in full force and effect. Nothing in this Amendment shall impair the security interests, collateral assignments or other collateral transfers arising under the Loan Agreement or other Loan Documents, which shall remain a security agreement, creating a first priority security interest in the property described therein, subject to permitted exceptions to title approved by Lender.

       8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment the day and year first above written.

                                   BORROWER:

                                   PREFERRED EQUITIES CORPORATION,
                                   a Nevada corporation

WITNESS:
                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
---------------------------              ---------------------------------------



                                   LENDER:

                                   DORFINCO CORPORATION, a Delaware corporation

WITNESS:
                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
---------------------------              ---------------------------------------

                               GUARANTOR'S CONSENT

       The undersigned Guarantor hereby consents to the terms, conditions and provisions of the foregoing First Amendment to Loan and Security Agreement and the transactions contemplated by it. Guarantor hereby affirms the full force and effectiveness of the Guarantees (as defined therein) and its unconditional obligations thereunder with respect to any indebtedness and obligations of Borrower to Lender or any of its affiliates guaranteed by Guarantor under each and every one of the "Loan Documents", as that term is defined in the Loan Agreement, as amended pursuant to the foregoing First Amendment to Loan and Security Agreement and as hereafter from time to time amended. Further, Guarantor, with the advice of counsel, hereby waives any and all rights it may have to assert any defense to enforcement of the Guarantees. Guarantor acknowledges and reasserts all of the waivers contained in the Guarantees and acknowledges that it has no claims, offset or defenses with respect to its obligations under the Guarantees.


Dated: November ___, 2000.


                                   GUARANTOR:

                                   MEGO FINANCIAL CORP.,
                                   a New York corporation

WITNESS:
                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
---------------------------              ---------------------------------------

                                   EXHIBIT "A"

                       FIRST AMENDMENT TO PROMISSORY NOTE

       THIS First Amendment to Promissory Note (this "AMENDMENT") is entered into as of November 30, 2000, between DORFINCO CORPORATION, a Delaware corporation ("LENDER"), and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("MAKER").

                                    RECITALS

       This Amendment is made with reference to, and in reliance on, the following facts:

       A. Lender and Maker entered into a Loan and Security Agreement dated as of August 12, 1998 (as amended, the "LOAN AGREEMENT") pursuant to which Lender agreed to advance to Maker $4,000,000.00 (the "LOAN") on terms and conditions set forth in the Loan Agreement. Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement.

       B. To evidence the obligations of Maker with respect to the Loan, Maker executed, inter alia, a Promissory Note dated as of August 12, 1998 (as amended, the "NOTE") in the original principal sum of $4,000,000.00.

       C. Pursuant to paragraph 4 of the Note, Maker elected to extend the term of the Loan for the Extended Term (as defined in the Note) to the Extended Maturity Date.

       D. Lender and Maker have entered into a First Amendment to Loan and Security Agreement of even date herewith (the "FIRST LOAN AMENDMENT") for the purpose of further extending the maturity of the Loan and amending certain other terms and provisions of the Loan Documents.

       E. A condition precedent, inter alia, to the effectiveness of the First Loan Amendment is that Maker execute and deliver to Lender this Amendment.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. PRINCIPAL BALANCE. Lender and Maker each acknowledge that the principal balance outstanding under the Note as of November 30, 2000 is $3,332,546 and that such amount is due and owing to Lender without defense, set-off or counterclaim.

       2. AMENDMENT. The Note is hereby amended as follows:

              (a) The definition of "SECURITY DOCUMENTS" appearing in Section 1 is amended in its entirety as follows: "(all of the aforementioned documents, as the same shall now or hereafter be amended or modified, shall herein be referred to as "SECURITY DOCUMENTS")."

              (b) Paragraph 2(b) of Section 2 is hereby amended and restated in its entirety as follows:

                     Commencing on the first (1st) day of September, 1998 and continuing on the first (1st) day of each and every month thereafter through and including the Maturity Date, all interest accrued at the Basic Interest Rate shall be due and payable monthly in arrears.

              (c) Paragraph 2(c) of Section 2 is hereby amended and restated in its entirety as follows:

                     On December 31, 2001 (the "MATURITY DATE"), or on such earlier date as this Note becomes due and payable, whether by acceleration or otherwise, the entire outstanding principal balance hereof, together with accrued by unpaid interest thereon, and all other sums owing to Holder hereunder or under the Security Documents, shall be due and payable in full.

              (d) Section 4 of the Note is hereby amended and restated in its entirety as follows:

                     During the term hereof, monthly payments shall be made in arrears equal to the interest accrued at the Basic Interest Rate plus fixed principal payments in the following amounts and on the following dates:

                            (i) On January 31, 2001, an installment of principal in an amount necessary and sufficient to cause the total outstanding principal balance remaining under the Note to be Two Million Five Hundred Thousand Dollars ($2,500,000.00) or less;

                            (ii) On July 31, 2001, an installment of principal in an amount necessary and sufficient to cause the outstanding principal balance remaining under the Note to be One Million Five Hundred Thousand Dollars ($1,500,000.00) or less;

                            (iii) On the Maturity Date, the entire outstanding principal balance of the Loan, plus all accrued and unpaid interest thereon and any other amounts then due and payable under this Note or any of the other Loan Documents shall be due and payable; and

                            (iv) In addition to the mandatory principal payments above, Maker shall pay a monthly principal payment commencing on October 1, 2000 in an amount equal to $13,900 or such amount as is determined based on a twenty (20) year amortization together with the interest payment payable under Section 2 of this Note.

       3. EFFECTIVENESS OF NOTE. Except as amended hereby, the terms of the Note shall remain in full force and effect as originally executed, and the same is confirmed by Lender and Maker.

       4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment the day and year first above written.

                                   LENDER:

                                   DORFINCO CORPORATION,
                                   a Delaware corporation
WITNESS:

                                   By:

                                   Title:
--------------------------

                                   MAKER:

                                   PREFERRED EQUITIES CORPORATION,
                                   a Nevada corporation
WITNESS:

                                   By:
                                   Title:
---------------------------


                                   Acknowledged and Agreed to:

                                   GUARANTOR:

                                   MEGO FINANCIAL CORP.,
                                   a New York corporation
WITNESS:

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
---------------------------              ---------------------------------------

                                   EXHIBIT "B"

                               FIRST AMENDMENT TO
                             SUBORDINATION AGREEMENT

       THIS First Amendment to Subordination Agreement (this "AMENDMENT") is made and entered into as of November 30, 2000, by and among PREFERRED EQUITIES CORPORATION, a Nevada corporation ("DEBTOR"), MEGO FINANCIAL CORP., a New York corporation ("CREDITOR"), and DORFINCO CORPORATION, a Delaware corporation ("LENDER").

                                    RECITALS

       A. Debtor and Lender entered into a Loan and Security Agreement dated as of August 12, 1998 (as amended, the "LOAN AGREEMENT") pursuant to which Lender agreed to advance to Debtor $4,000,000.00 (the "LOAN") on terms and conditions set forth in the Loan Agreement. Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement.

       B. In connection with the Loan, Debtor, Creditor and Lender entered into a Subordination Agreement dated as of August 12, 1998 (as now or hereafter amended, the "SUBORDINATION AGREEMENT").

       C. Debtor and Lender have entered into a First Amendment to Loan and Security Agreement of even date herewith (the "FIRST LOAN AMENDMENT") for the purpose of extending the maturity of the Loan and amending certain other terms and provisions of the Loan Documents.

       D. A condition precedent, inter alia, to the effectiveness of the First Loan Amendment is that Debtor and Creditor execute and deliver to Lender this Amendment.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. AMENDMENT. Debtor, Creditor and Lender hereby amend Section 2 of the Subordination Agreement in its entirety to read as follows:

                     2. Creditor agrees with you that the PEC Indebtedness and all security therefor shall be and hereby is subordinated to the obligations of Debtor to you with respect to the Loan (as defined in the Loan Agreement) and all other obligations of Debtor to you under any and all of the Loan Documents (as defined in the Loan Agreement) (collectively, the

                     "OBLIGATIONS") to the extent (and only to the extent) hereinafter provided. After the occurrence and during the continuance of an Event of Default under, and as defined in, that certain Loan and Security Agreement, dated as of August 12, 1998, as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 30, 2000 (as now or hereafter amended, the "LOAN AGREEMENT"), between you, as lender, and Debtor, as borrower (regardless of whether you elect to exercise any of your remedies with respect to any such Event of Default under any of the Loan Documents [as defined in the Loan Agreement]):

                                   (a) no direct or indirect payment, prepayment
                            or redemption shall be made or permitted in respect of the PEC Indebtedness without your prior written consent until the full payment of the Obligations (including all interest accruing after the date of filing of a petition by or against Debtor under any bankruptcy act or code) of any nature whatsoever now due to you from Debtor or which may hereafter be incurred and become due to you from Debtor has been made.

                                   (b) Creditor will not, without your prior
                            written consent, assert, collect, enforce or release the PEC Indebtedness or any part thereof or take any action to foreclose, realize upon or release any collateral securing the PEC Indebtedness or enforce any security agreements, real estate mortgages, lien instruments, or other encumbrances securing the PEC Indebtedness.

                                   (c) Creditor will hold in trust and
                            immediately pay to you in the same form of payment received from application upon the amount now or hereafter owing to you by Debtor, any amount Debtor pays to Creditor on the PEC Indebtedness.

                                   (d) Creditor will forthwith assign, deliver
                            or cause to be delivered to you any collateral for the PEC Indebtedness now held by Creditor or anyone on its behalf, or in the future received by it or anyone on its behalf.

                                   (e) Creditor, in its capacity hereunder as

                            Creditor, agrees that it will not, without your prior written consent, commence, prosecute or participate in any administrative, legal, or equitable action against Debtor for collection of the PEC Indebtedness or in any administrative, legal, or equitable action for collection of the PEC Indebtedness that might adversely affect Debtor or its properties.

                                   (f) Creditor will not permit Debtor to make
                            or permit any direct or indirect payment, prepayment or redemption to be made in respect of any of the PEC Indebtedness or any other indebtedness, liabilities or obligations, direct or contingent, of Debtor to any shareholder of Guarantor without the prior written consent of Lender.

       2. ACKNOWLEDGMENT OF SUBORDINATION. Creditor hereby acknowledges and remakes for the benefit of Lender the subordination of the Subordinated Debt to the Senior Debt (as defined in the Subordination Agreement, as amended), subject to the terms and provisions thereof.

       3. EFFECT OF AMENDMENT. Except as hereby amended, all of the terms and conditions of the Subordination Agreement shall continue in full force and effect.

       4. COUNTERPARTS. This Amendment may be executed in any one or more counterparts, and all of such counterparts, taken together, shall constitute one instrument.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment the day and year first above written.

                                   DEBTOR:

                                   PREFERRED EQUITIES CORPORATION,
                                   a Nevada corporation

WITNESS:

                                   By:
                                   Name:
                                        ----------------------------------------
                                   Title:
------------------------------

                                   CREDITOR:

                                   MEGO FINANCIAL CORP.,
                                   a New York corporation

WITNESS:

                                   By:
                                   Name:
                                        ----------------------------------------
                                   Title:
-----------------------------

                                   LENDER:

                                   DORFINCO CORPORATION,
                                   a Delaware corporation

WITNESS:

                                   By:
                                   Name:
                                        ----------------------------------------
                                   Title:
-----------------------------

                                   EXHIBIT "C"


WHEN RECORDED MAIL TO:
DORFINCO CORPORATION
C/O TEXTRON FINANCIAL CORPORATION
40 WESTMINSTER STREET
PROVIDENCE, RHODE ISLAND  02903
ATTENTION:  MARGARET R. HAYES-COTE,
            SENIOR DIVISION COUNSEL


                               FIRST AMENDMENT TO
              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

       THIS First Amendment to Deed of Trust, Security Agreement and Fixture Filing (this "AMENDMENT") is made as of November 30, 2000, by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("GRANTOR"), and DORFINCO CORPORATION, a Delaware corporation ("BENEFICIARY").

                                    RECITALS

       A. Beneficiary and Grantor entered into a Loan and Security Agreement dated as of August 12, 1998 (as amended, the "LOAN AGREEMENT") pursuant to which Lender agreed to advance to Grantor $4,000,000.00 (the "LOAN") on terms and conditions set forth in the Loan Agreement. Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement.

       B. As partial security for the Loan, Grantor executed and delivered to Beneficiary that certain Deed of Trust, Security Agreement and Fixture Filing, dated as of August 12, 1998 and recorded August 13, 1998, in File No. 98123383 as Instrument No. 450693 in the Official Records of the Recorder of Nye County, Nevada (as now amended and as further amended from time to time, the "DEED OF TRUST").

       C. Beneficiary and Grantor have entered into a First Amendment to Loan and Security Agreement of even date herewith (the "FIRST LOAN AMENDMENT") for the purpose of extending the maturity of the Loan and amending certain other terms and provisions of the Loan Documents.

       D. A condition precedent, inter alia, to the effectiveness of the First Loan Amendment is that Grantor execute and deliver to Beneficiary this Amendment.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. AMENDMENT. Section 1.16(b)(i) of the Deed of Trust is hereby amended and restated in its entirety as follows:

               ...(i) Grantor shall pay to Beneficiary a release payment equal to 100% of the gross sales proceeds for the applicable parcel of Land (including, without limitation, any deferred, contingent or earn-out portions thereof or any additional consideration to be paid by the purchaser or transferee subsequent to the closing of the acquisition of the applicable parcel of Land), minus a six percent (6%) broker's commission and reasonable closing costs.

                      Notwithstanding the foregoing, if an Event of Default or circumstance that with the passage of time or giving of notice or both would constitute an Event of Default shall then exist and be continuing, Beneficiary may in its sole discretion require that any such release payment be increased. No additional release payment shall be payable upon the repayment and satisfaction in full of the Indebtedness...

       2. ACKNOWLEDGMENT OF GRANTS AND ASSIGNMENTS. Grantor hereby acknowledges and regrants for the benefit of Beneficiary all of the grants of liens, encumbrances and security interests and the assignments contained in the Deed of Trust.

       3. EFFECT OF AMENDMENT. Except as hereby amended, all of the terms and conditions contained in the Deed of Trust shall remain in full force and effect.

       4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment the day and year first above written.

                                   GRANTOR:

                                   PREFERRED EQUITIES CORPORATION,
                                   a Nevada corporation

WITNESS:

                                   By:
                                   Name:
                                        ----------------------------------------
                                   Title:
------------------------------

                                   BENEFICIARY:

                                   DORFINCO CORPORATION,
                                   a Delaware corporation

WITNESS:

                                   By:
                                   Name:
                                        ----------------------------------------
                                   Title:
------------------------------


STATE OF NEVADA          )
                         )ss
COUNTY OF CLARK          )


       This instrument was acknowledged before me on ____, 2000, by ___________________________ as ____________________ of PREFERRED EQUITIES
CORPORATION, a Nevada corporation.


                                                --------------------------------
                                                          NOTARY PUBLIC

                                                My Commission Expires: _________

STATE OF                     )
                             )ss
COUNTY OF                    )


       This instrument was acknowledged before me on ___, 2000, by _________________________ as _______________________ of DORFINCO CORPORATION, a
Delaware corporation.


                                                --------------------------------
                                                          NOTARY PUBLIC

                                                My Commission Expires:  ________